                                                                    EXHIBIT 10.1

================================================================================

                      HOMEPRIDE MORTGAGE AND FINANCE CORP.

                                  as Purchaser,

                                       and

                      [___________________________________]

                                   as Seller,

                             LOAN PURCHASE AGREEMENT

                          Dated as of ________________

================================================================================

                                TABLE OF CONTENTS

                                                                                                Page
ARTICLE I      DEFINITIONS........................................................................3

SECTION 1.1    DEFINITIONS........................................................................3

ARTICLE II     SALE OF CONTRACTS AND RELATED PROVISIONS...........................................3

SECTION 2.1    SALE OF [CONTRACTS] [MORTGAGE LOANS]...............................................3

SECTION 2.2    PAYMENT OF PURCHASE PRICE..........................................................6

SECTION 2.3    [RESERVED].........................................................................6

SECTION 2.4    [RESERVED].........................................................................7

SECTION 2.5    [RESERVED].........................................................................7

ARTICLE III    REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH................................8

SECTION 3.1    SELLER REPRESENTATIONS AND WARRANTIES..............................................8

ARTICLE IV     SELLER'S COVENANTS................................................................12

SECTION 4.1    COVENANTS OF THE SELLER...........................................................12

ARTICLE V      SERVICING.........................................................................13

SECTION 5.1    SERVICING.........................................................................13

ARTICLE VI     INDEMNIFICATION BY THE SELLER WITH RESPECT TO THE [CONTRACTS] [MORTGAGE LOANS]....13

SECTION 6.1    INDEMNIFICATION WITH RESPECT TO THE [CONTRACTS] [MORTGAGE LOANS]..................13

SECTION 6.2    LIMITATION ON LIABILITY OF THE SELLER.............................................13

ARTICLE VII    TERMINATION.......................................................................13

SECTION 7.1    TERMINATION.......................................................................14

ARTICLE VIII   MISCELLANEOUS PROVISIONS..........................................................14

SECTION 8.1    AMENDMENT.........................................................................14

SECTION 8.2    GOVERNING LAW.....................................................................14

SECTION 8.3    NOTICES...........................................................................14

SECTION 8.4    SEVERABILITY OF PROVISIONS........................................................14

SECTION 8.5    RELATIONSHIP OF PARTIES...........................................................15

SECTION 8.6    COUNTERPARTS......................................................................15

SECTION 8.7    FURTHER AGREEMENTS................................................................15

SECTION 8.8    INTENTION OF THE PARTIES..........................................................15

SECTION 8.9    SUCCESSORS AND ASSIGNS; ASSIGNMENT OF THIS AGREEMENT..............................15

SECTION 8.10   SURVIVAL..........................................................................16

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                Page
EXHIBIT 1      ..................................................................................18

[RESERVED]     ..................................................................................18

EXHIBIT 2      [FORM OF OPINION OF COUNSEL PURSUANT TO SECTION 2.3]..............................20

EXHIBIT 3      [CONTRACT] [MORTGAGE LOAN] SCHEDULE...............................................21


                                      -II-

          This LOAN PURCHASE AGREEMENT (this "Agreement"), dated as of ________________, is made between [___________________________________] (the
"Seller") and HomePride Mortgage and Finance Corp. (the "Purchaser").

                              W I T N E S S E T H :

          WHEREAS, the Seller owns Cut-off Date Asset Balances and the Related Documents (each as defined herein) for the [manufactured housing contracts] [mortgage loans] listed on the [Contract] [Mortgage Loan] Schedule attached as
Exhibit 3 hereto (collectively, the "[Contracts] [Mortgage Loans]"), including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the Contracts;

          WHEREAS, the parties hereto desire that (i) the Seller sell the Cut-off Date Asset Balances of the [Contracts] [Mortgage Loans] to the Purchaser pursuant to the terms of this Agreement together with the Related Documents on the Closing Date, and thereafter all Additional Balances created on or after the Cut-off Date and (ii) the Seller sell certain Additional Loans and the Additional Balances thereto (as defined herein) on and after the Closing Date;

          WHEREAS, the Purchaser will create [________] 200_-____ Trust (the "Trust," or the "Issuer") under Delaware law, and will transfer the [Contracts] [Mortgage Loans] and all of its rights under this Agreement to the Trust, as a capital contribution to the Trust;

          [WHEREAS, pursuant to the terms of a Pooling and Servicing Agreement dated as of __________ (the "Pooling Agreement") between the Seller, as [master] servicer (the "[Master] Servicer"), the Purchaser, and _________, the trustee (the "Trustee"), the [Master] Servicer will service the [Contracts] [Mortgage Loans] directly or through one or more Subservicers;]

          [WHEREAS, pursuant to the terms of a Servicing Agreement dated as of __________ (the "Servicing Agreement") between the Seller, as [master] servicer (the "[Master] Servicer"), the Trust, and _________, the indenture trustee (the "Indenture Trustee"), the [Master] Servicer will service the Contracts directly or through one or more Subservicers;]

          [WHEREAS, pursuant to the terms of a Trust Agreement dated as of _______________ (the "Trust Agreement") between the Purchaser, as depositor and
______________________, as owner trustee (the "Owner Trustee"), the Trust will issue the Certificates (as defined in the Trust Agreement);]

          [WHEREAS, pursuant to the terms of an Indenture dated as of _______________ (the "Indenture") between the Issuer and the Indenture Trustee, the Issuer will issue and transfer to or at the direction of the Purchaser the Asset-Backed [Notes] [Certificates], Series ______ (the "[Notes]
[Certificates]");]

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in [the Pooling and Servicing Agreement] [Appendix A to the Indenture], which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

                                   ARTICLE II

                    SALE OF CONTRACTS AND RELATED PROVISIONS

          Section 2.1 Sale of [Contracts] [Mortgage Loans].

          (a) The Seller, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, whether now existing or hereafter acquired and wherever located: (i) the [Contracts] [Mortgage Loans], (including without limitation the Cut-off Date Asset Balances and Deposit Date Asset Balances, as applicable, and all Additional Balances; (provided, however, that following the occurrence of an Amortization Event, any subsequent loan balance represented by each Draw and interest thereon will not be deemed transferred to the Trust, and the Seller (in such event) shall retain ownership of each loan balance represented by each such Draw made thereafter and interest thereon); all interest accruing thereon and all collections in respect thereof received on or after the Cut-off Date or the related Deposit Date, as applicable); (ii) property which secured a [Contract] [Mortgage Loan] and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the interest of the Seller in any insurance policies in respect of the [Contracts] [Mortgage Loans]; and (iv) all proceeds of the foregoing provided, however, that the Purchaser does not assume the obligation under each Loan Agreement to fund Draws to the Mortgagor thereunder, and the Purchaser shall not be obligated or permitted to fund any such Draws, it being agreed that the Seller will retain the obligation to fund future Draws. Such conveyance shall be deemed to be made: (1) with respect to the Initial Loans, as of the Closing Date; (2) with respect to each Additional Loan and the Deposit Date Asset Balance thereof, as of the related Deposit Date; and (3) with respect to the amount of each Additional Balance created on or after the Cut-off Date with respect to any Initial Loan and with respect to the amount of each Additional Balance created on or after the related Deposit Date with respect to any Additional Loan, as of the later of the Closing and the date that the corresponding Draw was made pursuant to the related Loan Agreement, subject to the receipt by the Seller of consideration therefor as provided herein under clause (b) of Section 2.2.

          (b) In connection with the conveyance set forth in Section 2.1(a), the Seller further agrees, at its own expense, on or prior to the Closing Date with respect to the Asset Balance of the [Contracts] [Mortgage Loans], to indicate in its books and records that the [Contracts] [Mortgage Loans] have been sold to the Purchaser pursuant to this Agreement and to deliver to the Purchaser true and complete lists of all of the [Contracts] [Mortgage Loans], specifying as of the Cut-off Date (i) its account number and
(ii) its Cut-off Date Asset Balance. Such lists, which form part of the [Contract] [Mortgage Loan] Schedule, shall be marked as Exhibit 3 to this Agreement and are hereby incorporated into and made a part of this Agreement.

          (c) In connection with the conveyance set forth in Section 2.1(a), the Seller shall on behalf of the Purchaser deliver to, and deposit with the respective Custodian, on or before the Closing Date the following documents or instruments (or copies thereof as permitted by this Section) with respect to each [Mortgage Loan] [Land Home Contract] so assigned the original Mortgage Note, [with respect to each Contract so assigned, the original title document], endorsed without recourse in blank, or in the name of the Purchaser, and signed by an authorized officer (which endorsement shall contain either an original signature or a facsimile signature of an authorized officer of the Seller, and if in the form of an allonge, the allonge shall be stapled to the Mortgage
Note), with all intervening endorsements showing a complete chain of title from the originator to the Seller. If the [Mortgage Loan] [Contract] was acquired by the endorser in a merger, the endorsement must be by "____________, successor by merger to [name of predecessor]". If the [Mortgage Loan] [Contract] was acquired or originated by the endorser while doing business under another name, the endorsement must be by "____________ formerly known as [previous name]."

          In lieu of delivering the Mortgage Note relating to any [Mortgage Loan] [Land Home Contract, or original title document with respect to each Contract this is not a Land Home Contract], the Seller may deliver a lost note affidavit from the Seller stating that the original Mortgage Note [or title document] was lost, misplaced or destroyed, and, if available, a copy of each original Mortgage Note; provided, however, that in the case of [Mortgage Loans] [Land Home Contracts] which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the above documents, may deliver to the Custodian, if any, or the Trustee, a certification to such effect and shall deposit all amounts paid in respect of such [Contract] [Mortgage Loan] in the Custodial Account on the Closing Date.

          All other documents contained in the [Contract File] [Mortgage File] [Land Home Contract File] and any original documents relating to the [Mortgage Loans] [Contracts] not contained in the [Contract File] [Mortgage File] [Land Home Contract File] or delivered to the Custodian, if any, or the Purchaser are and shall be held by the Seller in trust as agent for the Purchaser.

          Within the time period for the review of each [Contract File] [Mortgage File] [Land Home Contract File] set forth in Section ____ of the Custodial Agreement, if a material defect in any [Contract File] [Mortgage File] [Land Home Contract File] is discovered which may materially and adversely affect the value of the related [Contract] [Mortgage Loan], or the interests of the [Indenture] Trustee (as pledgee of the Securityholders), the [Noteholders, the Certificateholders] [Certificateholders] [or the Credit Enhancer] in such [Contract] [Mortgage Loan] including the Seller's failure to deliver any document required to be delivered to the applicable Custodian on behalf of the [Indenture] Trustee (provided that a [Contract File] [Mortgage File] [Land Home Contract File] will not be deemed to contain a defect for an unrecorded assignment under clause (iii) above if the Seller has submitted such assignment for recording or if such assignment is not required to be recorded pursuant to the terms of the following paragraph), the Seller shall cure such defect, repurchase the related [Contract] [Mortgage Loan] at the Repurchase Price or substitute an Eligible Substitute [Contract] [Mortgage Loan] for the related [Contract] [Mortgage Loan] upon the same terms and conditions set forth in Section 3.1 hereof for breaches of representations and warranties as to the [Contracts] [Mortgage Loans].

          Within 90 days after the Closing Date (or 60 days after the date of transfer of any Eligible Substitute [Contract] [Mortgage Loan] or the related Deposit Date for any Additional Loan, if applicable), the Seller at its own expense shall complete and submit for recording in the appropriate public office for real property records each of the assignments referred to in above, with such assignment completed in favor of the Trust. While such assignment to be recorded is being recorded, the applicable Custodian shall retain a photocopy of such assignment. If any assignment is lost or returned unrecorded to the applicable Custodian because of any defect therein, the Seller is required to prepare a substitute assignment or cure such defect, as the case may be, and the Seller shall cause such assignment to be recorded in accordance with this paragraph.

          In the event that the Seller delivers to the Custodian on behalf of the Indenture Trustee any Mortgage Note or assignment in blank, the Seller shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note within 45 days after the Closing Date

          In instances where an original Mortgage or any original intervening assignment of Mortgage was not, in accordance with this Section, delivered by the Seller to the respective Custodian prior to or concurrently with the execution and delivery of this Agreement, the Seller will deliver or cause to be delivered the originals of such documents to such Custodian promptly upon receipt thereof.

          The Purchaser hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed to it pursuant to this Section 2.1.

          (d) The parties hereto intend that the transactions set forth herein constitute a sale by the Seller to the Purchaser of all the Seller's right, title and interest in and to the [Contracts] [Mortgage Loans] and other property as and to the extent described above. In the event the transactions set forth herein are deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the [Contracts] [Mortgage Loans] and such other property, to secure all of the Seller's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of [___________________] (which shall have been submitted for filing as of the Closing Date with respect to the Asset Balance of the Initial Loans or as of the applicable Deposit Date with respect to the Additional Loans), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller, as are necessary to perfect and protect the Purchaser's interests in each [Contract] [Mortgage Loan] and the proceeds thereof.

          Section 2.2 Payment of Purchase Price.

          (a) The "Purchase Price" for the [Contracts] [Mortgage Loans] (including the Additional Balances) shall be (i) (A) in the case of each Initial Loan transferred hereunder on the Cut-off Date, ___% of the Cut-off Date Asset Balance thereof, (B) in the case of the Deposit Date Asset Balance of each Additional Loan transferred hereunder on any Deposit Date, 100% of the Deposit Date Asset Balance thereof as of the related Deposit Date and (C) in the case of each Additional Balance transferred hereunder created on or after the Cut-off Date with respect to any Initial Loan or created on or after the related Deposit Date with respect to any Additional Loan, the principal amount of the related Draw under the Loan Agreement on the later of the Closing Date and the date of the creation of such Additional Balance, together with (ii) the Certificates.

          (b) In consideration of the sale of the Initial Loans from the Seller to the Purchaser on the Closing Date, the Purchaser shall pay to the Seller on the Closing Date by wire transfer of immediately available funds to a bank account designated by the Seller, the amount specified above in clause (i) (A) for each Initial Loan and the Purchaser shall transfer to the Seller on the Closing Date the Certificates; provided, that such payment may be on a net funding basis if agreed by the Seller and the Purchaser. In consideration for the sale of each Additional Loan from the Seller to the Purchaser on the related Deposit Date, the Issuer as assignee of the Purchaser shall remit to the Seller on such Deposit Date by wire transfer of immediately available funds to a bank account designated by the Seller, the amount specified above in clause (i)(B) for such Additional Loan. With respect to each Additional Balance transferred hereunder with respect to any [Contract] [Mortgage Loan], the Issuer as assignee of the Purchaser shall pay or cause to be paid to the Seller the portion of the Purchase Price specified above in clause (i)(C) for such Additional Balance in one of the following ways, as applicable: for any Collection Period during the Revolving Period, so long as an Amortization Event has not occurred, a cash payment pursuant to Section 3.03(ii) of the Servicing Agreement and Section 2.2(a)(i)(C) hereof in an amount equal to the related Draw, if then available from Principal Collections during the related Collection Period on the [Contracts] [Mortgage Loans].

          Section 2.3 Procedure for Transfer of Additional Loans on or after the Closing Date.

          (a) Except as otherwise agreed by the Seller, the Purchaser [and the Credit Enhancer], each Additional Loan shall be either a _________ Loan, a ______ Loan or a ________ Loan. Each Additional Loan shall (i) be not more than 30 days delinquent at the time of transfer to the Issuer, (ii) be secured by a first or second lien on the related [Manufactured Home] [Mortgaged Property],
(iii) have an original draw period not greater than 15 years, and an original term to maturity not greater than 25 years, (iv) have a principal balance at the time of transfer to the Issuer not greater than $_______, (v) have a Gross Margin not less than 1%, (vi) have a Combined Loan-to-Value Ratio not greater than 100% (except due to rounding) and (vii) if the [Contract] [Mortgage Loan] provides for an initial period during which the [Contract] [Loan] Rate is less than the sum of the current Index plus the applicable Gross Margin, such initial period shall not extend beyond three months after the date of such transfer (any such Additional Loan, a "Teaser Loan"). In addition, as of any Deposit Date the [Contracts] [Mortgage Loans] after giving effect to the transfer of the Additional Loans must (i) have a weighted average Gross Margin not less than ____% and (ii) have a weighted average Combined Loan-to-Value Ratio not greater than __% (determined, in each case, based on the Credit Limits of all [Contracts] [Mortgage Loans] including such Additional Loans on or before the Deposit Date). Furthermore, no more that __% of the Additional Loans transferred on any date may be Teaser Loans (determined based on the Credit Limits of all Additional Loans transferred to the Issuer on such date) and no less than _% of the Additional Loans transferred on any date will be secured by a first lien on the [Manufactured Home] [Mortgaged Property] (determined based on the Credit Limits of all Additional Loans transferred to the Issuer on such date). All representations and warranties as to each Additional Loan shall be as provided in clauses (ii) through (xi) in Section 3.1(b) hereof other than clause (viii), except as otherwise specified by the Seller prior to the Deposit Date and approved by the Purchaser. The Seller shall provide notice to the Purchaser, the Rating Agencies and the Credit Enhancer of each proposed transfer of Additional Loans hereunder not less than 10 days prior to the proposed Deposit Date, together with a form of Schedule Annex (or, if requested, a computer diskette containing such information) relating thereto. The foregoing criteria for Additional Loans are subject to revision with the written consent of [the Credit Enhancer and] each Rating Agency.

          (b) In connection with each transfer of Additional Loans hereunder on or after the Closing Date, the Seller shall deliver to the Purchaser the following documents, in such number of original counterparts as the Purchaser shall reasonably request:

               (i) a duly completed and executed Transfer Certificate in the form attached hereto as Exhibit 1, with the related Schedule Annex attached thereto; and

               (ii) a duly completed and executed Opinion of Counsel to the Seller and the Rating Agencies in the form attached hereto as Exhibit 2 and acceptable to [the Credit Enhancer and] the Rating Agencies.

[As a condition to any such proposed transfer of Additional Loans, the Seller shall not have received written notice from any Rating Agency or the Credit Enhancer to the effect that such transfer would adversely affect the related capital requirement of the Credit Enhancer.] Subject to the fulfillment of all other conditions set forth herein with respect to any such transfer (including delivery of all documents required pursuant to Section 2.1(c)), it is agreed that no additional opinions, consents, agreements or other documentation shall be required to effect any transfer of Additional Loans hereunder.

          Section 2.4 [Reserved].

          Section 2.5 Draws After an Amortization Event.

          (a) In the event that an Amortization Event occurs, any Draws made on the [Contracts] [Mortgage Loans] thereafter shall not be deemed to be "Additional Balances" hereunder, and the ownership of the related balances shall be retained by the Seller. Following an Amortization Event, on any Payment Date, with respect to the related Collection Period, all payments and collections in respect of the [Contracts] [Mortgage Loans] shall be allocated on a pro rata basis as follows: (i) to the Trust, in an amount equal to the Security Collections for such Payment Date, and (ii) to the Seller, in an amount equal to the Excluded Amount for such

Payment Date. Any losses incurred with respect to the [Contracts] [Mortgage Loans] following an Amortization Event shall be allocated equally between the Trust and the Seller, in accordance with the manner in which Net Liquidation Proceeds are allocated between the Trust and the Seller as a result of the application of clause (ii) of the definition of the "Excluded Amount." Notwithstanding any other provision hereof or of the Servicing Agreement, the payments and collections allocable to the Excluded Amount need not be deposited in the Collection Account and shall not be deposited in the Distribution Account or the Payment Account, and shall be distributed by the [Master] Servicer to the Seller not less frequently than monthly in accordance with reasonable instructions provided by the Seller.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES FOR BREACH

          Section 3.1 Seller Representations and Warranties. The Seller represents and warrants to the Purchaser, with respect to each [Contract] [Mortgage Loan] as of the Closing Date (or if otherwise specified below, as of the date so specified):

          (a) As to the Seller:

               (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of [_______________] and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Seller;

               (ii) The Seller has the power and authority to make, execute, deliver and perform its obligations under this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

               (iii) The Seller is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be;

               (iv) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the [Certificate/Articles] of Incorporation or Bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound; and

               (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement or the Certificates which in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

               (vi) This Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

               (vii) This Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of the Seller in and to the Cut-off Date Asset Balances with respect to the applicable [Contracts] [Mortgage Loans], all monies due or to become due with respect thereto, and all proceeds of such Cut-off Date Loan Balances with respect to the [Contracts] [Mortgage Loans] and such funds as are from time to time deposited in the Custodial Account (excluding any investment earnings thereon) as assets of the Trust and all other property specified in the definition of "Trust" as being part of the corpus of the Trust conveyed to the Purchaser by the Seller;

               (viii) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand or any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the [Master] Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

          (b) As to the [Contracts] [Mortgage Loans]:

               (i) The information set forth in the [Contract] [Mortgage Loan] Schedule for such [Contracts] [Mortgage Loans] is true and correct in all material respects as of the date or dates respecting which such information is furnished;

               (ii) The applicable Cut-off Date Asset Balances have not been assigned or pledged, and the Seller has good and marketable title thereto, and the Seller is the sole owner and holder of such Cut-off Date Asset Balances free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges of security interests of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable [Contracts] [Mortgage Loans] to sell and assign the same pursuant to this Agreement;

               (iii) The related [Contract] [Mortgage Note and the Mortgage] have not been assigned or pledged, and the Seller has good and marketable title thereto, and the Seller is the sole owner and holder of the [Contract] [Mortgage Loan] free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges of security interests of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable [Contracts] [Mortgage Loans] to sell and assign the same pursuant to this Agreement;

               (iv) To the best of Seller's knowledge, there is no valid offset, defense or counterclaim of any obligor under any [Contract] [Mortgage Loan];

               (v) To the best of Seller's knowledge, there is no delinquent recording or other tax or fee or assessment lien against any related [Manufactured Home] [Mortgaged Property];

               (vi) To the best of Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the related [Manufactured Home] [Mortgaged Property];

               (vii) To the best of Seller's knowledge, there are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related [Manufactured Home] [Mortgaged Property] which are, or may be liens prior or equal to, or subordinate with, the lien of the related [Contract] [Mortgage], except liens which are fully insured against by the title insurance policy referred to in clause (xi);

               (viii) As of the applicable Cut-off Date for the [Contracts] [Mortgage Loans], no more than ____% of the [Contracts] [Mortgage Loans] (by aggregate principal balance) were 30-59 days delinquent and no more than ____% of the [Contracts] [Mortgage Loans] (by Cut-off Date Pool Balance) were 60 or more days delinquent (none of which were 90 or more days delinquent);

               (ix) For each [Contract] [Mortgage Loan], the related [Contract File] [Mortgage File] [Land Home Contract File] contains each of the documents and instruments specified to be included therein;

               (x) The related [Contract] [Mortgage Note and the related Mortgage] at the time it was made complied in all material respects with applicable local, state and federal laws, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the [Contract] [Mortgage Loan];

               (xi) No instrument of release or waiver has been executed in connection with the [Contracts] [Mortgage Loans], and no Mortgagor has been released, in whole or in part from its obligations in connection with a [Contract] [Mortgage Loan];

          (c) Upon discovery by Seller or upon notice from the Purchaser, [the Credit Enhancer], the Trust, the [Owner Trustee, the Indenture] Trustee or any Custodian, as applicable, of a breach of any representation or warranty in clause (a) above which materially and adversely affects the interests of the [Noteholders or the Certificateholders] [Certificateholders] [or the Credit Enhancer], as applicable, in any [Contract] [Mortgage Loan], the Seller shall, within 45 days of its discovery or its receipt of notice of such breach, either
(i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a [Contract] [Mortgage Loan] or a Related Document, either (A) repurchase such [Contract] [Mortgage Loan] from the Trust at the Repurchase Price, or (B) substitute one or more Eligible Substitute [Contracts] [Mortgage Loans] for such [Contract] [Mortgage Loan], in each case in the manner and subject to the conditions and limitations set forth below.

          Upon discovery by the Seller or upon notice from the Purchaser, [the Credit Enhancer], the Trust, the [Owner Trustee, the Indenture] Trustee or any Custodian, as applicable, of a breach of any representation or warranty in clause (b) above [or in Section 3.2] with respect to any [Contract] [Mortgage Loan], or upon the occurrence of a Repurchase Event, which materially and adversely affects the interests of any [Noteholder or the Certificateholder] [Certificateholder] [or the Credit Enhancer], as applicable, or of the Purchaser in such [Contract] [Mortgage Loan] (notice of which shall be given to the Purchaser by the Seller, if it discovers the same), notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty, the Seller shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase Event in all material respects or either (i) repurchase such [Contract] [Mortgage Loan] from the Trust at the Repurchase Price, or (ii) substitute one or more Eligible Substitute [Contracts] [Mortgage Loans] for such [Contract] [Mortgage Loan], in each case in the manner and subject to the conditions set forth below. The Repurchase Price for any such [Contract] [Mortgage Loan] repurchased by the Seller shall be deposited or caused to be deposited by the [Master] Servicer in the Collection Account maintained by it pursuant to Section 3.02 of the Servicing Agreement.

          In the event that the Seller elects to substitute an Eligible Substitute [Contract] [Mortgage Loan] or Loans for a Deleted [Contract] [Mortgage Loan] pursuant to this Section 3.1, the Seller shall deliver to the applicable Custodian on behalf of the Trust, with respect to such Eligible Substitute [Contract] [Mortgage Loan] or Loans, the original Mortgage Note and all other documents and agreements as are required by Section 2.1(c), with the Mortgage Note endorsed as required by Section 2.1(c). No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Eligible Substitute [Contracts] [Mortgage Loans] in the month of substitution shall not be part of the Owner Trust and will be retained by the [Master] Servicer and remitted by the [Master] Servicer to the Seller on the next succeeding Payment Date, provided that a payment at least equal to the applicable Minimum Monthly Payment has been received by the Owner Trust, for such month in respect of the Deleted [Contract] [Mortgage Loan]. For the month of substitution, distributions to the Payment Account pursuant to the Servicing Agreement will include the Monthly Payment due on a Deleted [Contract] [Mortgage Loan] for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted [Contract] [Mortgage Loan]. The [Master] Servicer shall amend or cause to be amended the [Contract] [Mortgage Loan] Schedule to reflect the removal of such Deleted [Contract] [Mortgage Loan] and the substitution of the Eligible Substitute [Contract] [Mortgage Loan] or Loans and the [Master] Servicer shall deliver the amended [Contract] [Mortgage Loan] Schedule to the Trustee. Upon such substitution, the Eligible Substitute [Contract] [Mortgage Loan] or Loans shall be subject to the terms of this Agreement and the Servicing Agreement in all respects, the Seller shall be deemed to have made the representations and warranties with respect to the Eligible Substitute [Contract] [Mortgage Loan] contained herein set forth in Section 3.1(b) as of the date of substitution, and the Seller shall be obligated to repurchase or substitute for any Eligible Substitute [Contract] [Mortgage Loan] as to which a Repurchase Event has occurred as provided herein. In connection with the substitution of one or more Eligible Substitute [Contracts] [Mortgage Loans] for one or more Deleted [Contracts] [Mortgage Loans], the [Master] Servicer will determine the amount (such amount, a "Substitution Adjustment Amount"), if any, by which the aggregate principal balance of all such Eligible Substitute [Contracts] [Mortgage Loans] as of the date of substitution is less than the aggregate principal balance of all such Deleted [Contracts] [Mortgage Loans] (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Payment Account in the month of substitution). The Seller shall deposit the amount of such shortfall into the Collection Account on the day of substitution, without any reimbursement therefor.

          Upon receipt by the Trust and the applicable Custodian of written notification, signed by a Servicing Officer, of the deposit of such Repurchase Price or of such substitution of an Eligible Substitute [Contract] [Mortgage Loan] and deposit of any applicable Substitution Adjustment Amount as provided above, the applicable Custodian, on behalf of the Trust shall release to the Seller the related [Contract File] [Mortgage File] [Land Home Contract File] for the [Contract] [Mortgage Loan] being repurchased or substituted for and the Trust shall execute and deliver such instruments of transfer or assignment prepared by the [Master] Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee such [Contract] [Mortgage Loan] released pursuant hereto and thereafter such [Contract] [Mortgage Loan] shall not be an asset of the Trust.

          It is understood and agreed that the obligation of the Seller to cure any breach, or to repurchase or substitute for, any [Contract] [Mortgage Loan] as to which such a breach has occurred and is continuing shall, except to the extent provided in Section 6.1 of this Agreement, constitute the sole remedy respecting such breach available to the Purchaser, the Trust, the [Certificateholders (or the Trustee on behalf of the Certificateholders)] [Certificateholders (or the Owner Trustee on behalf of the Certificateholders) and the Noteholders (or the Indenture Trustee on behalf of the Noteholders)] against the Seller.

          It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the respective [Contract Files] [Mortgage Files] [Land Home Contract Files] to the Trust, or its Custodians.

                                   ARTICLE IV

                               SELLER'S COVENANTS

          Section 4.1 Covenants of the Seller. The Seller hereby covenants that, except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on any [Contract] [Mortgage Loan], whether now existing or hereafter created, or any interest therein; the Seller will notify the Trust, as assignee of the Purchaser, of the existence of any Lien (other than as provided above) on any [Contract] [Mortgage Loan] immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the [Contracts] [Mortgage Loans], whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this
Section 4.1 shall be deemed to apply to any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings.

                                    ARTICLE V

                                    SERVICING

          Section 5.1 Servicing. The Seller will be the [Master] Servicer of the [Contracts] [Mortgage Loans] pursuant to the terms and conditions of the Servicing Agreement and will service the [Contracts] [Mortgage Loans] directly or through one or more sub-servicers in accordance therewith.

                                   ARTICLE VI

                          INDEMNIFICATION BY THE SELLER
                WITH RESPECT TO THE [CONTRACTS] [MORTGAGE LOANS]

          Section 6.1 Indemnification With Respect to the [Contracts] [Mortgage Loans]. The Seller shall indemnify and hold harmless the Purchaser from and against any loss, liability or expense arising from the breach by the Seller of its representations and warranties in Section 3.1 of this Agreement which materially and adversely affects the Purchaser's interest in any [Contract] [Mortgage Loan] or from the failure by the Seller to perform its obligations under this Agreement in any material respect, provided that the Seller shall have no obligation to indemnify the Purchaser in respect of any loss, liability or expense that arises as a result of the Purchaser's willful malfeasance, bad faith or gross negligence or as a result of the breach by the Purchaser of its obligations hereunder.

          Section 6.2 Limitation on Liability of the Seller. None of the directors, officers, employees or agents of the Seller shall be under any liability to the Purchaser, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement. Except as and to the extent expressly provided in the Servicing Agreement, the Seller shall not be under any liability to the Trust, the Owner Trust, the [Owner Trustee, the Indenture] Trustee, the [Noteholder or the Certificateholders] [Certificateholders]. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                                   ARTICLE VII

                                   TERMINATION

          Section 7.1 Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the Seller's indemnity obligations as provided herein, upon the termination of the Trust pursuant to the terms of the Operating Agreement.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

          Section 8.1 Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the Seller and the Purchaser[, with the consent of the Credit Enhancer (which consent shall not be unreasonably withheld)].

          Section 8.2 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 8.3 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

               (i) if to the Seller:

                   [___________________________________]

                   [___________________________________]

                   [___________________________________]

                   [___________________________________]

                   Attention:

or, such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

               (ii) if to the Purchaser:

                    HomePride Mortgage and Finance Corp.

                    [___________________________________]

                    [___________________________________]

                    [___________________________________]

                    Attention:

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

          Section 8.4 Severability of Provisions. If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

          Section 8.5 Relationship of Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto, and the services of the Seller shall be rendered as an independent contractor and not as agent for the Purchaser.

          Section 8.6 Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

          Section 8.7 Further Agreements. The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement. Each of the Purchaser and the Seller agrees to use its best reasonable efforts to take all actions necessary to be taken by it to cause the [Notes and] Certificates to be issued and rated in the highest rating category by each of the Rating Agencies.

          Section 8.8 Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the [Contracts] [Mortgage Loans], rather than a loan by the Purchaser to the Seller secured by the [Contracts] [Mortgage Loans]. Accordingly, the parties hereto each intend to treat the transaction for federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the [Contracts] [Mortgage Loans]. The Purchaser will have the right to review the [Contracts] [Mortgage Loans] and the Related Documents to determine the characteristics of the [Contracts] [Mortgage Loans] which will affect the federal income tax consequences of owning the [Contracts] [Mortgage Loans] and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

          Section 8.9 Successors and Assigns; Assignment of This Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, Purchaser and their respective successors and assigns. [The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Credit Enhancer and the Purchaser, which consent shall be at the Credit Enhancer's and the Purchaser's sole discretion, except that the Purchaser and the Credit Enhancer acknowledge and agree that the Seller may assign its obligations hereunder to any Affiliate of the Seller, to any Person succeeding to the business of the Seller, to any Person into which the Seller is merged and to any Person resulting from any merger, conversion or consolidation to which the Seller is a party]. The parties hereto acknowledge that the Purchaser is acquiring the [Contracts] [Mortgage Loans] for the purpose of contributing them to the Issuer. As an inducement to the Purchaser to purchase the [Contracts] [Mortgage Loans], the Seller acknowledges and consents to (i) the assignment by the Purchaser to the Issuer of all of the Purchaser's rights against the Seller pursuant to this Agreement insofar as such rights relate to [Contracts] [Mortgage Loans] transferred to the Issuer and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Issuer, [(ii) the assignment by the Purchaser to the [Owner] Trustee of all of the Trust's rights against the Seller pursuant to this Agreement and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the [Owner] Trustee and

(iii) the [Owner Trustee's pledge of its interest in this Agreement to the Indenture Trustee and the enforcement by the Indenture Trustee of any such right or remedy against the Seller.]] Such enforcement of a right or remedy by the Issuer, the [Owner] Trustee [or the Indenture Trustee], as applicable, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

          Section 8.10 Survival. The representations and warranties made herein by the Seller and the provisions of Article VI hereof shall survive the purchase of the [Contracts] [Mortgage Loans] hereunder.

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                            HOMEPRIDE MORTGAGE AND FINANCE CORP.
                                                  as Purchaser


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            [__________________________________]
                                                as Seller


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                    Exhibit 1

                              TRANSFER CERTIFICATE

     This is a Transfer Certificate ("Certificate"), dated and effective as of _____________, 200_ (the "Deposit Date"), delivered pursuant to Section 2.3(b)(i) of the Loan Purchase Agreement (the "Agreement") dated as of _________________________________, by and between HomePride Mortgage and Finance Corp. (the "Purchaser") and [_______________________________] (the "Seller"),
relating to [______________] Trust Series 200_ (the "Trust"). Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

     By execution and delivery of this Certificate, the Seller hereby evidences the sale to the Trust as assignee of the Purchaser, as of the Deposit Date, of the Additional Loans listed on the Schedule Annex attached hereto (the "Additional Loans"), with a Deposit Date Asset Balance of $___________, subject to and in accordance with the terms and conditions of the Agreement.

     The Seller hereby represents and warrants to, and agrees with, the Certificateholders, for the benefit of the Trust, as of the Deposit Date (or such other date specified below), as follows:

     (i) All of the representations and warranties of the Seller as set forth in Section 3.1(a) of the Agreement are true and correct insofar as they relate to the Additional Loans; provided, that any reference therein to the "Agreement" shall be deemed to refer to this Certificate (including the Agreement as amended hereby).

     (ii) The information set forth in the Schedule Annex with respect to the Additional Loans is true and correct in all material respects at the date or dates respecting which such information is furnished.

     (iii) All of the representations and warranties of the Seller as set forth in clauses (ii) through (xi) of Section 3.1(b) of the Agreement are true and correct with respect to the Additional Loans; provided, that any reference therein to the "Cut-off Date" shall be deemed to refer to the Deposit Date.

     (iv) No selection procedures believed by the Seller to be adverse to the interests of the holders of the Certificates or the Notes [or the Credit Enhancer] were utilized in selecting the Additional Loans.

     (v) All provisions of Section 3.1 of the Agreement shall be applicable with respect to any breach of any of the foregoing representations and warranties as to any Additional Loan, with the same effect as if such representations and warranties were set out in full in the Agreement.

     (vi) UCC-1 financing statements have been submitted for filing in respect of the Additional Loans as contemplated in Section 2.1(d) of the Agreement.

     This Certificate, when executed by the Seller and countersigned by the Purchaser, shall constitute an amendment to the Agreement in accordance with
Section 8.1 thereof.

     IN WITNESS WHEREOF, the Seller has caused its name to be signed to this Certificate by its officer thereunto duly authorized as of the day and year first above written.


                                            [_________________________________],
                                                as Seller


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

Accepted and Agreed:

[______________] Trust 200_-____

By: [INSERT NAME OF OWNER TRUSTEE]


By:
   -----------------------------------------
   Name:
   Title:

                                    Exhibit 2

              [Form of Opinion of Counsel pursuant to Section 2.3]

                                [to be provided]

                                    Exhibit 3

                       [CONTRACT] [MORTGAGE LOAN] SCHEDULE

                          [to be provided upon request]